Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Strive Emerging Markets Ex-China ETF (STXE)
(the “Fund”)
(a series of EA Series Trust)

Listed on New York Stock Exchange

June 26, 2024

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information,
each dated November 30, 2023, each as previously supplemented

Effective July 5, 2024 (the “Effective Date”), the Creation Unit size for the Fund is 50,000. Also as of the Effective Date, the standard fixed creation transaction fee and the standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units created or redeemed in the transaction, is $4,250.

If you have any questions, please call (215) 882-9983.
Please retain this Supplement for future reference.